UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Reporting Period: 12/18/08 - 1/14/09

Operating Report/Period Beginning December 18, 2008 and Ending January 14, 2009
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement Attached
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

2/3/2009
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 12/18/08 - 1/14/09

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	24-Dec	31-Dec	7-Jan	14-Jan	Period 7

Cash Receipts (inc Sales tax)
Cash Receipts	$15,107	$12,949	$15,512	$12,952	$56,520
Credit Card	9,877	8,807	10,750	9,274	38,708
	24,984	21,756	26,262	22,226	95,228
Receipts
(Gift Card Usage)	1,943	(345)	(428)	(339)	831
Rebates, Other	159	99	128	95	481
Total Cash Receipts	27,086	21,510	25,962	21,982	96,540

Operating Disbursements
A/P
Check	8,511	3,626	2,699	2,972	17,808
EFT	12,443	10,773	8,946	10,877	43,039
Change in Trade Terms	(784)	-	-	(351)	(1,135)

Payroll	6,516	8,552	6,153	7,834	29,055
Rent (Cash Occupancy)	-	1,256	6,571	-	7,827
Sales Tax	6,534	1,045	167	89	7,835
Other Operating	-	-	-	-	-
Total Operating Disbursements	33,220	25,252	24,536	21,421	104,429
Net Operating Cash Flows	(6,134)	(3,742)	1,426	561	(7,889)

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	71	394	541	458	1,464
Professional Fees, inc. Holdbacks	16	995	31	879	1,921
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	-	(18)	(1)	(9)	(28)
Cash (Proceeds) from Asset Sales	-	-	-	(1,009)	(1,009)
Total Non-Operating Disbursements	87	1,371	571	319	2,348

Financing Payments
Interest Expense	149	1,175	-	-	1,324
Interest (Income)	(6)	-	-	-	(6)
DIP Fees / Other	-	-	-	-	-
Principal Payments	-	-	-	-	-
Total Financing Disbursements	143	1,175	-	-	1,318

Total Net Disbursements	33,450	27,798	25,107	21,740	108,095

Net Cash Receipts (Disbursements)	(6,364)	(6,288)	855	242	(11,555)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a  per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS RESTAURANTS HOLDINGS. INC.	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	0.00%	12.91%	0.08%	0.00%	33.36%	0.42%	13.22%
Total Disbursements	-	13,953,946	89,323	-	36,059,427	450,696	14,290,010

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.11%	2.27%	0.00%	0.00%	35.18%	0.00%	0.01%
Total Disbursements	118,131	2,450,758	-	-	38,026,974	-	14,280

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	2.32%	0.02%	0.09%	0.01%	100.00%
Total Disbursements	-	2,508,651	17,533	101,798	7,827	108,095,000

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 12/18/08 - 1/14/09

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY	450 BUFFETS FRANCHISE HOLDINGS, LL
CASH ON HAND - DRAWER	43,294	-	-	508,590	-	213,168	-	26,600	-	-
TOTAL DEPOSITORY ACCOUNT	(42,083,852)	-	-	22,517,753	-	12,199,560	-	32,310	-	-
DEPOSITORY ACCOUNT	-	-	-	14,412	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	(1,788)	-	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	(270)	-	-	-	-	382,280	-	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	481,764	-	21,960	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	127,548	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	132,443	-	5	-	-	-	-
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	26,126	-	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	8,013	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	47,584	-	-	-	32,310	-	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	46,414	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	9,196	-	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	14,326	-	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	5,432	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	38,790	-	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	7,230	-	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	5,634	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(42,100,791)	-	-	21,610,625	-	11,756,525	-	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-
CASH	7,834,976	-	34,850	-	-	-	-	-	-	249,379
CASH - US BANK	10,147,717	-	34,850	-	-	-	-	-	-	-
CASH - US BANK - A/P	(2,944,717)	-	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	63,998	-	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	858,261	-	-	-	-	-	-	-	-	-
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	-	-	-	-	-	-	-	-	-
CASH - CAPITAL ONE - PCARD CLEARING	46,982	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,379
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	44,140	-	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(390,397)	-	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	-	-	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	8,994	-	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	(34,205,581)	-	34,850	23,026,343	-	12,412,728	-	58,910	-	249,379

RESTRICTED CASH	2,127,947	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	1,865,447	-	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	262,500	-	-	-	-	-	-	-	-	-

	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	155 BUFFETS RESTAURANTS HOLDINGS,	Total
CASH ON HAND - DRAWER	18,500	-	-	536,055	-	-	-	-	-	1,346,207
TOTAL DEPOSITORY ACCOUNT	62,594	-	-	11,029,554	-	-	-	-	-	3,757,918
DEPOSITORY ACCOUNT	-	-	-	-	-	-	-	-	-	14,412
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	131,886	-	-	-	-	-	130,098
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	382,010
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	503,724
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	30,116	-	-	-	-	-	157,664
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	132,448
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	-	-	-	-	-	-	26,126
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	8,013
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	79,895
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	46,414
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	9,196
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	14,326
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	5,432
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	38,790
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	7,230
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	5,634
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	9,973,473	-	-	-	-	-	1,239,832
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	20,476	-	-	275,959	-	-	-	-	-	296,434
DEPOSITORY - US BANK - RYAN'S	12,128	-	-	59,235	-	-	-	-	-	71,363
DEPOSITORY - BB&T	-	-	-	40,947	-	-	-	-	-	40,947
DEPOSITORY - SUNTRUST	-	-	-	28,151	-	-	-	-	-	28,151
DEPOSITORY - WELLS FARGO - RYAN'S	3,142	-	-	15,156	-	-	-	-	-	18,298
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	52,909	-	-	-	-	-	52,909
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	279,589	-	-	-	-	-	279,589
DEPOSITORY - COMPASS	-	-	-	15,483	-	-	-	-	-	15,483
DEPOSITORY - AMSOUTH	-	-	-	1,297	-	-	-	-	-	1,297
DEPOSITORY - FIRST CITIZENS	-	-	-	22,042	-	-	-	-	-	22,042
DEPOSITORY - JPMORGAN CHASE	11,950	-	-	66,607	-	-	-	-	-	78,557
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	24,558	-	-	-	-	-	24,558
DEPOSITORY - FIRST COMMONWEALTH	-	-	-	18	-	-	-	-	-	18
DEPOSITORY - FIRST MIDWEST	9,900	-	-	-	-	-	-	-	-	9,900
DEPOSITORY - FIFTH THIRD	4,998	-	-	-	-	-	-	-	-	4,998
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	12,129	-	-	-	-	-	12,129
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-
CASH	(685,912)	-	-	-	-	-	-	-	-	7,433,293
CASH - US BANK	-	-	-	-	-	-	-	-	-	10,182,567
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	(2,944,717)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	63,998
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	858,261
CASH - 5TH THIRD - CREDIT CARD CLEARING	26,169	-	-	-	-	-	-	-	-	26,169
CASH - CAPITAL ONE - PCARD CLEARING	-	-	-	-	-	-	-	-	-	46,982
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-	249,379
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	44,140
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(390,397)
CASH - WACHOVIA - PAYROLL	(556,919)	-	-	-	-	-	-	-	-	(556,919)
CASH - US BANK - RYAN'S PAYROLL	(155,162)	-	-	-	-	-	-	-	-	(155,162)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	8,994
TOTAL CASH & CASH EQUIVALENTS	(604,819)	-	-	11,565,609	-	-	-	-	-	12,537,418

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	2,127,947
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	1,865,447
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	-	262,500
Certain of the cash accounts indicate negative balances because such accounts are controlled disbursement accounts and are not funded until checks are presented for payment.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 12/18/08 - 1/14/09

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

						Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	02/22/08-03/31/08	147,421.50	Buffets, Inc	20499753	06/03/08	147,421.50
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	04/01/08-04/30/08	27,625.32	Buffets, Inc	20500998	06/17/08	27,579.84	45.48
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	04/01/08-04/30/08	6,894.96	Buffets, Inc	20505075	07/16/08	6,894.96
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	02/22/08-03/31/08	36,847.90	Buffets, Inc	20505076	07/16/08	36,818.00	29.90
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	05/01/08-05/31/08	114,119.16	Buffets, Inc	20506459	07/18/08	114,092.80	26.36
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	06/01/08-06/30/08	85,005.47	Buffets, Inc	20514454	09/10/08	84,705.28	300.19
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	07/01/08-07/31/08	63,208.83	Buffets, Inc	20518627	10/03/08	63,104.96	103.87
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	05/01/08-05/31/08	28,523.20	Buffets, Inc	20521843	10/30/08	28,523.20
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	06/01/08-06/30/08	21,176.32	Buffets, Inc	20521844	10/30/08	21,176.32
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	07/01/08-07/31/08	15,776.24	Buffets, Inc	20521845	10/30/08	15,776.24
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	09/01/08-09/30/08	165,503.54	Buffets, Inc	20535401	01/09/09	165,500.05	3.49
Deloitte & Touche LLP	Audit & Tax	Buffets, Inc.	10/01/08-10/31/08	50,595.57	Buffets, Inc	20535908	01/14/09	50,454.72	140.85

FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	176,634.87	Buffets, Inc	10024331	06/05/08	175,483.87	1,151.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-03/31/08	166,320.90	Buffets, Inc	113155	06/18/08	160,000.00	6,320.90
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	04/01/08-04/30/08	160,209.23	Buffets, Inc	113155	06/18/08	160,000.00	209.23
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	160,082.54	Buffets, Inc	113528	07/10/08	160,000.00	82.54
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	43,870.97	Buffets, Inc	20505077	07/16/08	43,870.97
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-04/30/08	80,000.00	Buffets, Inc	20505078	07/16/08	80,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	06/01/08-06/30/08	160,876.60	Buffets, Inc	20514393	09/05/08	160,000.00	876.60
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	07/01/08-07/31/08	160,330.35	Buffets, Inc	20517739	09/26/08	160,000.00	330.35
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	40,000.00	Buffets, Inc	20521846	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	06/01/08-06/30/08	40,000.00	Buffets, Inc	20521847	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	07/01/08-07/31/08	40,000.00	Buffets, Inc	20521848	10/30/08	40,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	08/01/08-08/31/08	160,070.75	Buffets, Inc	20522673	11/03/08	160,000.00	70.75
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	09/01/08-09/30/08	162,304.16	Buffets, Inc	20527172	12/05/08	160,000.00	2,304.16
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	10/01/08-10/31/08	161,025.47	Buffets, Inc	20532484	12/29/08	160,000.00	1,025.47

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,952.71	Buffets, Inc	112719	05/06/08	139,354.84	3,597.87
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903.00	Buffets, Inc	113075	06/10/08	120,000.00	12,903.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,838.71	Buffets, Inc	20505079	07/16/08	34,838.71
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000.00	Buffets, Inc	20505080	07/16/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120.16	Buffets, Inc	20507856	07/25/08	120,000.00	2,120.16
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	132,623.32	Buffets, Inc	20515021	09/17/08	120,000.00	12,623.32
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	136,769.64	Buffets, Inc	20518648	10/06/08	120,000.00	16,769.64
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	122,355.86	Buffets, Inc	20518661	10/07/08	120,000.00	2,355.86
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	30,000.00	Buffets, Inc	20521849	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	30,000.00	Buffets, Inc	20521850	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	06/01/08-06/30/08	30,000.00	Buffets, Inc	20521851	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	07/01/08-07/31/08	30,000.00	Buffets, Inc	20521852	10/30/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	08/01/08-08/31/08	127,838.63	Buffets, Inc	20535414	01/09/09	120,000.00	7,838.63
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	09/01/08-09/30/08	125,415.04	Buffets, Inc	20535513	01/12/09	120,000.00	5,415.04

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,225.81	Buffets, Inc	20491847	04/11/08	3,225.81
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071.13	Buffets, Inc	20491847	04/11/08	10,000.00	1,071.13
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,678.61	Buffets, Inc	20501500	06/24/08	8,000.00	2,678.61
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122.26	Buffets, Inc	20501500	06/24/08	8,000.00	5,122.26
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000.00	Buffets, Inc	20505081	07/16/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-05/31/08	11,731.92	Buffets, Inc	20511087	08/19/08	8,000.00	3,731.92
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	06/01/08-06/30/08	8,460.25	Buffets, Inc	20511087	08/19/08	8,000.00	460.25
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	05/01/08-06/30/08	4,000.00	Buffets, Inc	20521853	10/30/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	07/01/08-07/31/08	9,054.29	Buffets, Inc	20525869	11/24/08	8,000.00	1,054.29
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	08/01/08-08/31/08	8,358.78	Buffets, Inc	20525869	11/24/08	8,000.00	358.78
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	09/01/08-09/30/08	8,275.66	Buffets, Inc	20525869	11/24/08	8,000.00	275.66

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,020.98	Buffets, Inc	20495595	05/07/08	36,000.00	20.98
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569.41	Buffets, Inc	20496875	05/21/08	16,000.00	5,569.41
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022.44	Buffets, Inc	20503928	07/01/08	16,000.00	22.44
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000.00	Buffets, Inc	20504543	07/07/08	18,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000.00	Buffets, Inc	20505082	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000.00	Buffets, Inc	20505083	07/16/08	9,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000.00	Buffets, Inc	20505084	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	16,000.00	Buffets, Inc	20510340	08/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	16,000.00	Buffets, Inc	20514456	09/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	08/01/08-08/31/08	16,000.00	Buffets, Inc	20518663	10/07/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	2,000.00	Buffets, Inc	20505082	10/30/08	2,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	4,000.00	Buffets, Inc	20505082	10/30/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	4,000.00	Buffets, Inc	20505082	10/30/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	09/01/08-09/30/08	16,000.00	Buffets, Inc	20523627	11/17/08	16,000.00

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097.46	Buffets, Inc	112323	04/21/08	479,948.40	45,149.06
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000.00	Buffets, Inc	113171	06/19/08	150,000.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,734.94	Buffets, Inc	113319	06/26/08	160,837.60	40,897.34
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637.00	Buffets, Inc	20503917	06/30/08	312,700.80	38,936.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987.10	Buffets, Inc	20505085	07/16/08	119,987.10
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709.40	Buffets, Inc	20505086	07/16/08	77,709.40
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175.20	Buffets, Inc	20505087	07/16/08	78,175.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	301,294.20	Buffets, Inc	20511470	08/27/08	265,635.20	35,659.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	342,209.15	Buffets, Inc	20515024	09/18/08	296,069.20	46,139.95
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	358,042.16	Buffets, Inc	20515684	09/24/08	318,306.40	39,735.76
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	66,408.80	Buffets, Inc	20521857	10/30/08	66,408.80
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	74,017.30	Buffets, Inc	20521858	10/30/08	74,017.30
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	79,576.60	Buffets, Inc	20521859	10/30/08	79,576.60
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	08/01/08-08/31/08	291,560.41	Buffets, Inc	20526761	12/03/08	258,613.60	32,946.81
Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	09/01/08-09/30/08	249,428.73	Buffets, Inc	20535439	01/09/09	217,726.00	31,702.73

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	533,711.81	Buffets, Inc	112689	04/29/08	523,058.80	10,653.01
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	154,410.95	Buffets, Inc	113146	06/16/08	147,264.00	7,146.95
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	192,913.18	Buffets, Inc	113210	06/20/08	185,289.20	7,623.98
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	99,054.24	Buffets, Inc	20505059	07/15/08	97,218.80	1,835.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	133,285.20	Buffets, Inc	20505089	07/16/08	133,285.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	34,466.44	Buffets, Inc	20505090	07/16/08	34,466.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	46,369.30	Buffets, Inc	20505091	07/16/08	46,369.30
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	117,547.20	Buffets, Inc	20511068	08/18/08	115,896.80	1,650.40
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	07/01/08-07/31/08	269,169.01	Buffets, Inc	20515624	09/19/08	264,772.80	4,396.21
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	08/01/08-08/31/08	174,170.85	Buffets, Inc	20519765	10/21/08	161,367.60	12,803.25
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	24,304.70	Buffets, Inc	20523628	11/17/08	24,304.70
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	28,974.20	Buffets, Inc	20523629	11/17/08	28,974.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	07/01/08-07/31/08	66,193.20	Buffets, Inc	20523630	11/17/08	66,193.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	09/01/08-09/30/08	123,459.76	Buffets, Inc	20525872	11/24/08	119,482.40	3,977.36
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	10/01/08-10/31/08	227,139.27	Buffets, Inc	20532486	12/29/08	222,775.60	4,363.67

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-02/29/08	72,023.08	Buffets, Inc	20500947	06/13/08	66,799.00	5,224.08
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	03/01/08-03/31/08	97,863.52	Buffets, Inc	20501503	06/24/08	83,821.20	14,042.32
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	04/01/08-04/30/08	82,024.10	Buffets, Inc	20505060	07/15/08	73,343.50	8,680.60
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-03/31/08	37,655.05	Buffets, Inc	20505061	07/15/08	37,655.05
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	30,725.21	Buffets, Inc	20511165	08/21/08	28,247.60	2,477.61
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	06/01/08-06/30/08	29,533.99	Buffets, Inc	20518650	10/06/08	26,114.80	3,419.19
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	06/01/08-06/30/08	6,528.70	Buffets, Inc	20522690	11/05/08	6,528.70
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	07/01/08-07/31/08	89,824.26	Buffets, Inc	20522691	11/05/08	79,273.50	10,550.76
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	7,061.90	Buffets, Inc	20522692	11/05/08	7,061.90
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	08/01/08-08/31/08	25,372.47	Buffets, Inc	20527221	12/09/08	22,780.20	2,592.27
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	09/01/08-09/30/08	35,677.43	Buffets, Inc	20535685	01/13/09	32,943.60	2,733.83

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,294.65	Buffets, Inc	112890	05/20/08	82,660.00	634.65
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,877.77	Buffets, Inc	20503938	07/01/08	19,838.00	39.77
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,839.50	Buffets, Inc	20505095	07/17/08	19,839.50
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	8,355.09	Buffets, Inc	20511069	08/18/08	8,275.20	79.89
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	5,355.04	Buffets, Inc	20511070	08/18/08	5,326.80	28.24
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	07/01/08-08/31/08	14,183.42	Buffets, Inc	20521841	10/30/08	13,844.80	338.62
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	2,068.80	Buffets, Inc	20521860	10/30/08	2,068.80
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	1,331.70	Buffets, Inc	20521861	10/30/08	1,331.70
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	08/01/08-08/31/08	8,881.76	Buffets, Inc	20526743	12/01/08	8,584.80	296.96
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	10/01/08-10/31/08	28,191.83	Buffets, Inc	20534269	01/06/09	28,118.40	73.43
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	11/01/08-11/30/08	2,802.02	Buffets, Inc	20534270	01/06/09	2,723.60	78.42

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417.35	Buffets, Inc	112209	04/11/08	646,868.00	27,549.35
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083.05	Buffets, Inc	112892	05/20/08	278,457.28	27,625.77
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759.10	Buffets, Inc	113301	06/24/08	356,481.20	32,277.90
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171.13	Buffets, Inc	20505051	07/14/08	203,499.20	8,671.93
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717.00	Buffets, Inc	20505092	07/16/08	161,717.00
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,034.80	Buffets, Inc	20505093	07/16/08	100,034.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120.30	Buffets, Inc	20505094	07/16/08	89,120.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	220,558.52	Buffets, Inc	20511071	08/18/08	205,977.60	14,580.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	194,827.64	Buffets, Inc	20515026	09/18/08	186,097.20	8,730.44
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	08/01/08-08/31/08	219,882.06	Buffets, Inc	20519779	10/22/08	207,017.60	12,864.46
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	50,874.80	Buffets, Inc	20521865	10/30/08	50,874.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	51,494.40	Buffets, Inc	20521866	10/30/08	51,494.40
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	46,524.30	Buffets, Inc	20521867	10/30/08	46,524.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	09/01/08-09/30/08	193,825.52	Buffets, Inc	20523631	11/17/08	186,771.60	7,053.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	10/01/08-10/31/08	219,515.76	Buffets, Inc	20532487	12/29/08	208,944.40	10,571.36

Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	03/28/08-05/30/08	239,616.99	Buffets, Inc	20508148	07/31/08	229,797.60	9,819.39
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	167,699.54	Buffets, Inc	20514440	09/09/08	161,104.00	6,595.54
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	40,276.00	Buffets, Inc	20521863	10/30/08	40,276.00
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	05/01/08-05/31/08	57,449.40	Buffets, Inc	20521864	10/30/08	57,449.40
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	07/01/08-07/31/08	166,072.51	Buffets, Inc	20525851	11/21/08	163,847.60	2,224.91
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	08/01/08-08/31/08	54,764.80	Buffets, Inc	20525852	11/21/08	53,684.80	1,080.00
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	09/01/08-09/30/08	10,171.68	Buffets, Inc	20535431	01/09/09	9,050.00	1,121.68

PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FAS109Seminar	1,350.00	Buffets, Inc	20493301	04/29/08	1,350.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	2Q-08 provision, 2006/2007 restatement	33,000.00	Buffets, Inc	20496170	05/14/08	33,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	IN audit response	1,000.00	Buffets, Inc	20496689	05/16/08	1,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Buffets/Ryan's federal carryback claims	20,000.00	Buffets, Inc	20510165	08/08/08	20,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	3Q-08 provision, 2007 restatement	24,500.00	Buffets, Inc	20510165	08/08/08	24,500.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	89,922.16	Buffets, Inc	20518015	10/01/08	87,916.00	2,006.16
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FYE08 provision, F/A deferred tax, Ryan's federal carryback claim	35,000.00	Buffets, Inc	20519006	10/10/08	35,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	06/17/08-07/31/08	21,979.00	Buffets, Inc	20521862	10/30/08	21,979.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	08/01/08-08/31/08	14,271.60	Buffets, Inc	20522693	11/05/08	14,271.60
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	09/01/08-09/30/08	33,880.40	Buffets, Inc	20527208	12/08/08	33,880.40
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	10/01/08-10/31/08	110,918.60	Buffets, Inc	20535514	01/12/09	110,293.60	625.00

Total				14,429,029.92				13,741,713.04	687,316.88

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 12/18/08 - 1/14/09

Buffets Holdings Inc.
PERIOD:  7-09          ENDING:  1/14/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

TOTAL SALES	-	-	2,578,391	-	-	33,667,035	-	15,268,976	-	-	1,454,515
TOTAL FOOD COST	-	-	913,427	-	-	11,820,526	-	5,288,660	-	-	232,754
TOTAL LABOR	-	-	845,978	-	-	10,735,765	-	4,313,853	-	-	510,286
OPERATING COSTS	-	-	408,502	166	-	4,973,394	2,340	1,696,803	813	-	234,623
OCCUPANCY COSTS	-	-	39,839	43,227	-	4,094,549	455,171	1,602,219	120,178	-	239,560
TOTAL DIR & O/C	-	-	448,341	43,393	-	9,067,943	457,512	3,299,022	120,991	-	474,183

TOTAL RESTAURANT COSTS	-	-	2,207,747	43,393	-	31,624,235	457,512	12,901,535	120,991	-	1,217,223

RESTAURANT PROFIT (LEVEL 4)	-	-	370,644	(43,393)	-	2,042,801	(457,512)	2,367,441	(120,991)	-	237,292

TOTAL SG&A EXPENSE	158	(50,500)	3,288,331	48,092	-	1,061,351	4,095	64	-	-	104,145

CLOSED RESTAURANT COSTS		-	-	-	-	1,977	-	-	-	-	(31,773)
EARNINGS FROM OPERATIONS	-	50,500	(2,917,687)	(91,485)	-	979,473	(461,606)	2,367,377	(120,991)	-	164,920

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	10,900	-	-	-	-	33,423	-	-	-
INTEREST INCOME	-	(1,202)	1,223	-	-	-	-	-	-	-	107
INTEREST EXPENSE	-	1,202	(6,229,044)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	-	(50,500)	54,100	-	-	-	-	-	-	-	1,385
REORGANIZATION COSTS	(325)	-	(2,541,148)	-	-	(218,368)	-	(6,293)	-	-	19,617
NET WORTH TAX	-	-	(25,462)	-	-	-	-	-	-	-	-
INTERCOMPANY	-	-	8,527,236	55,017	-	(4,026,395)	334,281	(1,728,039)	95,447	-	(1,188,716)

TOTAL OTHER INCOME (EXPENSE)	(325)	(50,500)	(202,195)	55,017	-	(4,244,763)	334,281	(1,700,909)	95,447	-	(1,167,607)

EARNINGS BEFORE TAX	(483)	-	(3,119,883)	(36,468)	-	(3,265,290)	(127,325)	666,468	(25,544)	-	(1,002,686)

INCOME TAXES	-	-	(21,000)	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	(483)	-	(3,098,883)	(36,468)	-	(3,265,290)	(127,325)	666,468	(25,544)	-	(1,002,686)

Expense, gross	483	N/A	14,291,732	91,485	-	36,932,326	461,606	14,635,931	120,991	-	2,510,084
Expense Allocation (1)	0.00%	N/A	12.91%	0.08%	0.00%	33.36%	0.42%	13.22%	0.11%	0.00%	2.27%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

TOTAL SALES	-	-	33,683,232	-	-	-	2,682,899	-	-	-	89,335,048
TOTAL FOOD COST	-	-	12,687,796	-	-	-	858,082	-	(585,803)	-	31,215,443
TOTAL LABOR	-	(39)	11,077,898	5,299	9,701	-	876,603	-	-	-	28,375,344
OPERATING COSTS	-	-	5,194,515	-	-	-	358,005	39	(70,340)	-	12,798,860
OCCUPANCY COSTS	-	-	5,508,406	-	-	-	221,425	17,615	-	-	12,342,191
TOTAL DIR & O/C	-	-	10,702,921	-	-	-	579,430	17,654	(70,340)	-	25,141,050

TOTAL RESTAURANT COSTS	-	(39)	34,468,616	5,299	9,701	-	2,314,115	17,654	(656,142)	-	84,731,837

RESTAURANT PROFIT (LEVEL 4)	-	39	(785,384)	(5,299)	(9,701)	-	368,784	(17,654)	656,142	-	4,603,211

TOTAL SG&A EXPENSE	-	-	708,816	-	391	-	169,440	303	104,263	6,623	5,445,572

CLOSED RESTAURANT COSTS	-	-	36,912	-	4,534	-	-	-	-	-
EARNINGS FROM OPERATIONS	-	39	(1,531,112)	(5,299)	(14,625)	-	199,344	(17,957)	551,880	(6,623)	(853,852)

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	-	44,323
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	128
INTEREST EXPENSE	-	-	-	-	-	-	(1,202)	-	-	-	(6,229,044)
OTHER INCOME (EXPENSE)	-	-	5,131	-	-	-	-	-	-	-	10,117
REORGANIZATION COSTS	-	-	(340,350)	-	-	-	(565)	-	-	-	(3,087,432)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	(25,462)
INTERCOMPANY	-	-	(3,392,808)	-	-	-	42,560	5,797	1,277,014	(1,394)	-

TOTAL OTHER INCOME (EXPENSE)	-	-	(3,728,027)	-	-	-	40,793	5,797	1,277,014	(1,394)	(9,287,371)

EARNINGS BEFORE TAX	-	39	(5,259,139)	(5,299)	(14,625)	-	240,137	(12,160)	1,828,894	(8,017)	(10,141,381)

INCOME TAXES	-	-	-	-	-	-	84,057	-	-	-	63,057
NET EARNINGS (LOSS)	-	39	(5,259,139)	(5,299)	(14,625)	-	156,080	(12,160)	1,828,894	(8,017)	(10,204,438)

Expense, gross	-	-	38,947,502	5,299	14,625	-	2,569,379	17,957	104,263	8,017	110,711,679
Expense Allocation (1)	0.00%	0.00%	35.18%	0.00%	0.01%	0.00%	2.32%	0.02%	0.09%	0.01%	100.00%
(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 1/14/09

Buffets Holdings Inc.
PERIOD:  7-09          ENDING:  1/14/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	43,294	-	-	508,590	-	213,168	-	-	18,500
TOTAL DEPOSITORY ACCOUNT	-	-	(42,083,852)	-	-	22,517,753	-	12,199,560	-	-	62,594
CASH	-	-	7,834,976	-	34,850	-	-	-	-	-	(685,912)

TOTAL CASH & CASH EQUIVALENTS	-	-	(34,205,581)	-	34,850	23,026,343	-	12,412,728	-	-	(604,819)

RECEIVABLES - LANDLORD	-	-	-	-	-	58,323	-	-	-	-	-
CREDIT CARD RECEIVABLES	-	-	21,442	-	-	305,984	-	430,776	-	-	11,572
INTERCOMPANY	-	-	28,773,054	(953,445)	(6,189,429)	(38,561,450)	(3,384,308)	18,093,671	(498,424)	-	(48,811,627)
TOTAL REBATES RECEIVABLE	-	-	26,124	-	-	-	-	-	-	-	1,857,867
ACCOUNTS RECEIVABLE	-	-	1,201,534	-	-	1,416,669	-	589,860	-	-	92,071
DUE TO/FROM AFFILIATE	311,885	-	83,620	-	(395,505)	-	-	-	-	-	-

TOTAL RECEIVABLES	311,885	-	30,105,774	(953,445)	(6,584,934)	(36,780,474)	(3,384,308)	19,114,307	(498,424)	-	(46,850,116)

INVENTORY	-	-	905,211	-	-	11,622,643	-	4,042,062	-	-	464,605

TOTAL INVENTORIES	-	-	905,211	-	-	11,622,643	-	4,042,062	-	-	464,605

RESTRICTED CASH	-	-	2,127,947	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	-	6,625	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	-	558,174	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	-	22,607,642	-	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	-	25,201	-	-	24,205	-	-	-	-	487
PREPAID DISHWASHER LEASES		-	-	-	-	-	-	-	-	-	495
PREPAID INSURANCE	-	-	640,820	-	-	-	-	-	-	-	-
PREPAID RENT	-	-	332,979	-	-	1,315,337	-	576,916	-	-	104,451
PREPAID OTHER	-	-	1,408,246	-	-	406,272	-	38,510	-	-	20,710
PREPAID ADVERTISING	-	-	8,356,901	-	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	-	68	-	-	307,765	-	110,556	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	14,252
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	33,936,657	-	-	2,053,578	-	725,983	-	-	140,395

DEFERRED INCOME TAXES - CURRENT	-	-	16,173,000	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	(16,173,000)	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	311,885	-	32,870,008	(953,445)	(6,550,084)	(77,910)	(3,384,308)	36,295,079	(498,424)	-	(46,849,935)

CABINET DIVISION INVENTORY	-	-	-	-	-	4,409,202	-	-	-	-	-
CORPORATE INVENTORY	-	-	97,992	-	-	488,228	-	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	(1,200)	-	-	-	-	-	-	-	(927,679)
CIP - NON SYSTEM	-	-	-	-	-	477,057	-	-	-	-	-
LAND	-	-	-	-	-	17,000	-	-	-	-	500,000
BUILDING	-	-	198,266	-	-	1,125,704	-	-	-	-	1,403,433
ACCUMULATED DEPRECIATION - BUILDING	-	-	(17,240)	-	-	(237,163)	-	-	-	-	(310,560)
LEASEHOLD IMPROVEMENTS	-	-	258,903	-	-	104,973,915	41,769	26,675,674	-	-	1,978,067
ACCUMULATED AMORTIZATION	-	-	(70,824)	-	-	(69,177,322)	(240)	(20,913,586)	-	-	(237,566)
EQUIPMENT	-	-	21,671,506	6,502,241	-	62,270,362	40,016,717	18,167,686	10,789,045	-	3,646,336
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(19,965,412)	(3,251,129)	-	(55,381,718)	(16,308,500)	(16,708,977)	(4,928,538)	-	(1,225,332)
AUTOMOBILE	-	-	20,524	-	-	286,696	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	-	(2,752)	-	-	(133,265)	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	-	-	-	-	-	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-	-

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	2,189,763	3,251,112	-	49,118,696	23,749,745	7,220,797	5,860,507	-	5,939,199

GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-	18,778,114
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	-	-	94,643,627	-	-	-	-	3,218,218	-	-	36,911,931

DEFERRED INCOME TAXES - NON-CURRENT	-	-	95,204,000	-	14,550,000	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	(95,204,000)	-	(14,550,000)	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	-	760,286	-	-	-	-	55,736
RECIPES	-	-	-	-	-	-	-	-	-	-	2,035,426
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	-	760,286	-	-	-	-	58,691,163

PREPAID RENT DEPOSITS	-	-	246	-	-	16,900	-	4,500	-	-	-
DEPOSITS	-	-	-	-	-	1,264,668	-	512,811	-	-	52,244
DEPOSITS - OTHER LONG TERM	-	-	1,375,405	-	37,585	3,000	-	-	-	-	-
INSURANCE LOSS DEPOSITS	-	-	208,764	-	-	-	-	-	-	-	15,000
INVESTMENTS IN SUBSIDIARIES	31,045	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	-	-	39,272,249	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	(18,007,776)	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	-	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	5,295
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-

TOTAL OTHER NONCURRENT ASSETS	31,045	(431,239,912)	452,083,860	-	37,585	1,284,568	-	2,522,250	-	(462,780,302)	462,852,841

TOTAL ASSETS	342,930	(431,239,912)	581,787,258	2,297,668	(6,512,499)	51,085,640	20,365,437	49,256,345	5,362,083	(462,780,302)	517,545,198

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 1/14/09

Buffets Holdings Inc.
PERIOD:  7-09          ENDING:  1/14/2009

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	536,055	-	-	-	26,600	-	-	-	1,346,207
TOTAL DEPOSITORY ACCOUNT	-	-	11,029,554	-	-	-	32,310	-	-	-	3,757,918
CASH	-	-	-	-	-	-	-	-	-	249,379	7,433,293

TOTAL CASH & CASH EQUIVALENTS	-	-	11,565,609	-	-	-	58,910	-	-	249,379	12,537,418

RECEIVABLES - LANDLORD	-	-	-	-	-	-	40,183	-	-	-	98,507
CREDIT CARD RECEIVABLES	-	-	293,819	-	-	-	109,246	-	-	-	1,172,840
INTERCOMPANY	(975)	(4,933,670)	111,397,377	(1,024)	(104,934,180)	(975)	3,950,470	32,491	46,163,762	(141,317)	-
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	-	3,186,498	-	5,070,489
ACCOUNTS RECEIVABLE	-	-	2,546,363	-	-	-	131,288	-	44	-	5,977,829
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	-

TOTAL RECEIVABLES	(975)	(4,933,670)	114,237,559	(1,024)	(104,934,180)	(975)	4,231,187	32,491	49,350,303	(141,317)	12,319,665

INVENTORY	-	-	11,512,300	-	-	-	760,955	-	-	-	29,307,776

TOTAL INVENTORIES	-	-	11,512,300	-	-	-	760,955	-	-	-	29,307,776

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	2,127,947

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	6,625
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	15,000	-	-	-	573,174
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	22,607,642
PREPAID CAR LEASES	-	-	17,465	-	-	-	24	-	-	-	67,382
PREPAID DISHWASHER LEASES	-	-	9,082	-	-	-	-	-	-	-
PREPAID INSURANCE	-	-	22,517	-	-	-	-	-	-	-	663,337
PREPAID RENT	-	-	2,001,848	-	-	-	63,445	-	-	-	4,394,978
PREPAID OTHER	-	-	149,115	-	-	-	147,820	-	12,954	-	2,183,628
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	8,356,901
PREPAID RENT ESCROW	-	-	3,913	-	-	-	8,410	-	-	-	430,712
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	14,252
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	2,203,940	-	-	-	234,699	-	12,954	-	39,308,207

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	16,173,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	(16,173,000)
TOTAL CURRENT ASSETS	(975)	(4,933,670)	139,519,409	(1,024)	(104,934,180)	(975)	5,285,751	32,491	49,363,258	108,062	95,601,013

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	4,409,202
CORPORATE INVENTORY	-	-	-	-	-	-	-	-	-	-	586,220
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	927,679	-	-	-	-	-	-	-	(1,200)
CIP - NON SYSTEM	-	-	-	-	-	-	-	-	-	-	477,057
LAND	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	-	2,859,271	-	-	-	-	-	-	-	5,586,674
ACCUMULATED DEPRECIATION - BUILDING	-	-	(376,752)	-	-	-	-	-	-	-	(941,715)
LEASEHOLD IMPROVEMENTS	-	-	14,504,717	-	-	-	11,616,256	-	-	-	160,049,301
ACCUMULATED AMORTIZATION	-	-	(2,021,668)	-	-	-	(4,658,704)	-	-	-	(97,079,909)
EQUIPMENT	-	-	53,234,536	-	-	-	4,583,405	1,439,303	283,667	-	222,604,802
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(19,523,519)	-	-	-	(3,781,520)	(461,995)	(87,710)	-	(141,624,351)
AUTOMOBILE	-	-	7,918	-	-	-	193	-	-	-	315,330
ACCUMULATED DEPRECIATION - AUTO	-	-	(3,360)	-	-	-	-	-	-	-	(139,377)
ASSETS TO BE SOLD - PP&E	-	-	13,770,794	-	-	-	-	-	-	-	14,883,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	(104,036)	-	-	-	-	-	-	-	(104,036)

TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	72,057,415	-	-	-	7,759,631	977,307	195,957	-	178,320,129

GOODWILL	-	-	-	-	-	-	-	-	-	-	116,639,959
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818

TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	-	134,773,776

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	109,754,000
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	(109,754,000)
											-
LIQUOR LICENSES	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	-	606,321	-	-	-	-	-	-	-	1,422,343
RECIPES	-	-	-	-	-	-	-	-	-	-	2,035,426
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000

TOTAL OTHER INTANGIBLE ASSETS	-	-	606,321	-	-	-	343,681	-	-	-	60,401,451

PREPAID RENT DEPOSITS	-	-	339,226	-	-	-	8,268	-	-	-	369,140
DEPOSITS	-	-	1,722,360	-	-	-	17,403	-	-	-	3,569,486
DEPOSITS - OTHER LONG TERM	-	-	-	-	-	-	-	-	-	-	1,415,990
INSURANCE LOSS DEPOSITS	-	-	129,756	-	-	-	-	-	-	-	353,520
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	31,045
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	39,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	(18,007,776)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	5,295
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	2,169,580	-	-	-	-	-	-	-	2,169,580

TOTAL OTHER NONCURRENT ASSETS	-	-	4,360,922	-	-	-	25,671	-	-	-	29,178,528

TOTAL ASSETS	(975)	(4,933,670)	216,544,067	(1,024)	(104,934,180)	(975)	13,414,733	1,009,799	49,559,214	108,062	498,274,897

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 1/14/09

Buffets Holdings Inc.
PERIOD:  7-09          ENDING:  1/14/2009

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	24,420,997	-	-	-	(625)	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	-	35,818,906	-	-	-	-	-	-	-	-
COD CLEARING	-	-	6,942	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	202,501	-	-	3,092,138	-	903,342	-	-	481,380
MISC. ACCRUALS - WIS		-	-	-	-	-	-	(450)	-	-	-
MISC. ACCRUALS - CORP LEVEL	-	-	506,699	-	-	84,994	-	-	-	-	4,497,098

TOTAL ACCOUNTS PAYABLE	-	-	60,956,046	-	-	3,177,132	(625)	902,892	-	-	4,978,478

ACCRUED 401(k)	-	-	831,263	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	-	882,534	-	-	4,073,084	-	1,611,243	-	-	269,244
ACCRUED BONUS	-	-	450,591	-	-	-	-	284,071	-	-	122,415
ACCRUED PAYROLL TAXES	-	-	281,843	-	-	1,417,576	-	492,055	-	-	43,866
ACCRUED VACATION	-	-	5,924,850	-	-	-	-	-	-	-	237,365

TOTAL ACCRUED COMPENSATION	-	-	8,371,080	-	-	5,490,660	-	2,387,369	-	-	672,890

ACCRUED INSURANCE - AUTO	-	-	18,350	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE		-	15,009,971	-	-	110,021	-	32,471	-	-	7,716,932
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	9,704,804	-	-	-	-	-	-	-	6,442,825
ACCRUED HEALTH_DENTAL_LIFE		-	2,230,042	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - OTHER	-	-	216,867	-	-	-	-	-	-	-	-

TOTAL ACCRUED INSURANCE	-	-	27,180,034	-	-	110,021	-	32,471	-	-	14,159,756

ACCRUED PERCENTAGE RENT	-	-	-	-	-	945,389	-	815,377	-	-	-
ACCRUED INTEREST - SHORT TERM	-	-	23,400,106	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	-	(34,921)	-	-	2,371,050	-	339,480	-	-	701,313
ACCRUED LITIGATION RESERVE		-	8,912,368	-	-	-	-	-	-	-	810,356
ACCRUED POSTAGE	-	-	(25)	-	-	658	-	-	-	-	-
ACCRUED ADVERTISING	-	-	3,736,000	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	-	2,102,586	-	-	6,288,722	-	548,188	-	-	(396,939)
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	-
GIFT CERTIFICATES/GIFT CARDS	-	-	5,527,616	-	-	(375,395)	-	(1,626,700)	-	-	271,517
CASH RECEIPTS SUSPENSE	-	-	167,500	-	-	-	-	-	-	-	-
LEASE REJECTION CLAIMS RESERVE	-	-	12,605,010	-	-	6,637,533	-	948,696	-	-	821,369
SALES/USE TAX PAYABLE	-	-	299,462	4,020	-	2,860,077	16,412	1,751,147	7,683	-	45,122
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	1,981,251	-	-	-	-	7,594

TOTAL ACCRUED LIABILITIES	-	-	92,266,816	4,020	-	26,309,966	16,412	5,196,030	7,683	-	17,092,980

INCOME TAXES PAYABLE	-	-	(3,331,067)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	-	739,118	-	-	-	-	-	-	-	-

TOTAL INCOME TAXES PAYABLE	-	-	(2,591,949)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - PAST DUE INTEREST		-	10,539,982	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	72,851,177	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	6,258,450	-	-	-	-	-	-	-	-

TOTAL CURRENT LIABILITIES	-	-	301,880,521	4,020	-	29,487,097	15,787	6,098,922	7,683	-	22,071,458

NOTES PAYABLE TO PARENT	-	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	-	300,000,000	-	-	-	-	-	-	-	-

TOTAL LONG-TERM DEBT	-	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	-	1,694,538	-	-	14,830,859	-	8,480,894	-	-	729,246

DEFERRED INCOME TAX	-	-	22,793,000	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	-	22,271,000	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	-	17,710	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	-	2,479,964	-	-	631,542	-	2,467,148	-	-	-

TOTAL OTHER LONG-TERM LIABILITIES	-	-	2,501,579	-	-	661,542	-	2,467,148	-	-	-

TOTAL NON-CURRENT LIABILITIES	-	(149,800,000)	867,988,117	-	-	15,492,401	-	10,948,042	-	-	150,529,246

TOTAL LIABILITIES	-	(149,800,000)	1,169,868,637	4,020	-	44,979,498	15,787	17,046,964	7,683	-	172,600,704

SHAREHOLDERS' EQUITY
CAPITAL STOCK	32,313	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	754,030	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	-	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	-	(570,342)	394,189,753	3,638,913	(5,863,335)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	-	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(442,929)	(135,461)	(711,340,435)	(1,016,471)	(62,624,017)	(191,698,332)	(6,611,002)	256,013,136	(1,515,156)	(180,522,579)	(3,214,789)
LEVEL 8 PROFIT/LOSS	(483)	-	(45,254,410)	(328,794)	(650)	(14,696,043)	(1,238,483)	2,986,843	(311,597)	-	(5,012,117)

RETAINED EARNINGS	(443,412)	(135,461)	(756,594,845)	(1,345,266)	(163,789,468)	(206,394,375)	(7,849,486)	258,999,979	(1,826,752)	29,477,421	(8,226,906)

TOTAL SHAREHOLDERS' EQUITY	342,930	(281,439,912)	(588,081,379)	2,293,648	(6,512,499)	6,106,142	20,349,650	32,209,381	5,354,400	(462,780,302)	344,944,494

TOTAL LIABILITIES & S/E	342,930	(431,239,912)	581,787,258	2,297,668	(6,512,499)	51,085,640	20,365,437	49,256,345	5,362,083	(462,780,302)	517,545,198

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: As of 1/14/09

Buffets Holdings Inc.
PERIOD:  7-09          ENDING:  1/14/2009

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	51,877	-	-	-	-	-	-	-	24,472,250
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	35,818,906
COD CLEARING	-	-	(6,942)	-	-	-	-	-	-	-	-
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	4,096,777	-	-	-	107,623	-	-	-	8,883,760
MISC. ACCRUALS - WIS	-	-	57	-	-	-	6,889	-	-	-	6,496
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	5,088,791

TOTAL ACCOUNTS PAYABLE	-	-	4,141,769	-	-	-	114,512	-	-	-	74,270,203

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	831,263
ACCRUED PAYROLL	-	-	3,925,710	-	-	-	415,660	-	20,742	-	11,198,217
ACCRUED BONUS	-	-	-	-	-	-	8,652	-	-	-	865,729
ACCRUED PAYROLL TAXES	-	-	1,457,444	-	-	-	35,857	-	11,860	-	3,740,501
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	6,162,215

TOTAL ACCRUED COMPENSATION	-	-	5,383,153	-	-	-	460,169	-	32,603	-	22,797,925

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	18,350
WORKERS COMPENSATION PAYABLE	-	-	1,000	-	-	-	-	-	-	-	22,870,394
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	16,147,629
ACCRUED HEALTH_DENTAL_LIFE	-	-	884,065	-	-	-	-	-	-	-	3,114,107
ACCRUED INSURANCE - OTHER	-	-	-	-	-	-	-	-	-	-	216,867

TOTAL ACCRUED INSURANCE	-	-	885,065	-	-	-	-	-	-	-	42,367,347

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	1,760,767
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	23,400,106
ACCRUED PROPERTY TAXES	-	-	5,469,025	-	-	-	1,662	-	-	-	8,847,609
ACCRUED LITIGATION RESERVE	-	-	-	-	-	-	-	-	-	-	9,722,724
ACCRUED POSTAGE	-	-	(74)	-	-	-	(558)	-	-	-	-
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	3,736,000
ACCRUED LIABILITIES - OTHER	-	-	1,529,954	-	-	-	141,617	-	-	-	10,214,128
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	-
GIFT CERTIFICATES/GIFT CARDS	-	-	1,288,234	-	-	-	1,182,412	-	-	-	6,267,684
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	167,500
LEASE REJECTION CLAIMS RESERVE	-	-	33,350,203	-	-	-	580,489	-	-	-	54,943,300
SALES/USE TAX PAYABLE	-	-	3,685,028	-	-	-	320,732	1,588	-	-	8,991,272
ACCRUED RESTAURANT CLOSING COSTS	-	-	152,272	-	-	-	-	-	-	-	2,141,117

TOTAL ACCRUED LIABILITIES	-	-	51,742,861	-	-	-	2,686,522	1,588	32,602	-	195,357,478

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,331,067)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	739,118

TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(2,591,949)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - PAST DUE INTEREST	-	-	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	72,851,177
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	6,258,450

TOTAL CURRENT LIABILITIES	-	-	55,884,630	-	-	-	2,801,034	1,588	32,602	-	418,285,341

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000

TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	18,454,482	-	-	-	1,095,073	-	-	-	45,285,092

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	22,793,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	22,271,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	17,710
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	5,578,654

TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	5,630,269

TOTAL NON-CURRENT LIABILITIES	-	-	18,454,482	-	-	-	1,095,073	-	-	-	914,707,361

TOTAL LIABILITIES	-	-	74,339,112	-	-	-	3,896,107	1,588	32,602	-	1,332,992,701

SHAREHOLDERS' EQUITY
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	63,358
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	835,631

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	-
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	-
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(400)	(5,823,715)	49,541,980	4,610	(116,007,105)	(325)	(838,756)	(302,839)	346,535,628	(166,682)	(630,165,639)
LEVEL 8 PROFIT/LOSS	(650)	(1,184,761)	(27,275,228)	(5,949)	(28,254,709)	(650)	1,398	(96,355)	16,420,562	(34,276)	(104,286,352)

RETAINED EARNINGS	(1,050)	(7,008,476)	(187,733,248)	(1,338)	(144,261,815)	(975)	(837,357)	(399,194)	362,956,190	(200,958)	(835,616,792)

TOTAL SHAREHOLDERS' EQUITY	(975)	(4,933,670)	142,204,955	(1,024)	(104,934,180)	(975)	9,518,626	1,008,210	49,526,612	108,062	(834,717,804)

TOTAL LIABILITIES & S/E	(975)	(4,933,670)	216,544,067	(1,024)	(104,934,180)	(975)	13,414,733	1,009,799	49,559,214	108,062	498,274,897

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 12/18/08 - 1/14/09

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through January 14, 2009, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	49,798
Accrued Compensation	22,798
Accrued Worker's Compensation	22,870
Accrued Sales, Use and Property Taxes	17,839
Accrued Insurance	19,497
Accrued Interest	23,400
Accrued Litigation Reserve	9,723
Unearned revenue (gift cards/certificates)	6,268
Accrued Legal and Consulting Fees	5,606
Closed Restaurant Reserve	2,141
Accrued Percentage Rent	1,761
Lease Rejection Claims Reserve	54,943
Accrued Other	8,512
Income Taxes Payable	739
Total Debts	245,895

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period.: 12/18/08 - 1/14/09

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	11,053,524
31 - 60 days old	513,606
61 - 90 days old	-
91+ days old	752,535
Total Accounts Receivable	12,319,665
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	12,319,665

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

On January 8, 2009, the Company sold its property located in Middletown, OH.  Net proceeds were approximately $387,000.
On January 8, 2009, the Company sold its property located in Fairfield, OH.  Net proceeds were approximately $622,000.